                                                                 Exhibit 10.4(c)


                  LIMITED WAIVER AND FOREBEARANCE AGREEMENT TO
                                CREDIT AGREEMENT


         This LIMITED WAIVER AND FOREBEARANCE AGREEMENT (this "AGREEMENT"), dated as of January 31, 2000, to the CREDIT AGREEMENT, dated as of August 26, 1996, and as amended by that certain Limited Waiver and Amendment, dated as of November 12, 1999 (such agreement as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), is entered into by and among PRIME SUCCESSION, INC. (formerly known as Prime Succession Acquisition Corp.), a Delaware corporation ("BORROWER"), PRIME SUCCESSION HOLDINGS, INC. (formerly known as Prime Succession, Inc.), a Delaware corporation ("HOLDINGS"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as the "LENDERS"), GOLDMAN SACHS CREDIT PARTNERS L.P., as syndication agent and arranging agent (in such capacities, "ARRANGING AGENT"), and THE BANK OF NOVA SCOTIA ("SCOTIABANK"), as administrative agent (in such capacity, "ADMINISTRATIVE AGENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS


         WHEREAS, Borrower, Holdings, the Lenders, Administrative Agent and Arranging Agent are parties to the Credit Agreement, pursuant to which the Lenders have extended certain credit facilities to Borrower;

         WHEREAS, as of the date of this Agreement and as described herein, Borrower is in default under the Credit Agreement and has requested that the Administrative Agent and Requisite Lenders agree to a waiver of certain conditions to additional borrowings and to forebear from exercising certain rights and remedies under the Credit Agreement;

         WHEREAS, Borrower has informed Lenders that it intends to make a proposal during the Forebearance Period (as defined below) with respect to certain capital restructuring transactions; and

         WHEREAS, Requisite Lenders have agreed to waive certain conditions to certain additional borrowings and to forebear from exercising certain rights and remedies with respect to certain defaults under the Loan Documents, which limited waiver and forebearance shall become effective upon satisfaction of the conditions precedent set forth herein.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. FOREBEARANCE AND LIMITED WAIVER

         A. FOREBEARANCE. Subject to the terms of this Agreement, at the request of Borrower, Lenders party hereto agree to forebear from exercising their rights and remedies under the Loan Documents and applicable law in respect of such breaches, violations and defaults identified in Schedule 1 to this Agreement (the "Identified Events of Default"), such agreement to forebear to terminate, on the earlier to occur of (i) March 15, 2000 or (ii) the occurrence of an Event of Default after the Forebearance Effective Date (as defined below) (other than Identified Events of Default) (such period of forebearance, the "Forebearance Period"); provided that the provisions of this Section 1 shall not be deemed to affect the rights of Lenders or any Agent to exercise rights or remedies under the subordination provisions of any Subordinated Indebtedness based upon any Identified Events of Default or any other Event of Default; provided further that the Lenders party hereto hereby authorize and direct Administrative Agent to deliver a Payment Blockage Notice (as defined in the Senior Subordinated Note Indenture) with respect to the Identified Events of Default on or before February 9, 2000. The foregoing shall not constitute a waiver of any other rights or remedies under the Loan Documents in respect of such breaches, violations and defaults or any other breaches, violations and defaults and, after the end of the Forebearance Period, Agents and Lenders shall be entitled to exercise all rights and remedies with respect to the Identified Events of Default as if the forebearance provided for hereby had never been granted.

         B. LIMITED WAIVER. Subject to the terms of this Agreement, at the request of Borrower, Lenders party hereto agree to waive the requirements of subsection 4.2B of the Credit Agreement to the extent, but only to the extent, that the existence of the Identified Events of Default (as defined above) would otherwise prohibit the making of additional Revolving Loans during the Forebearance Period (as defined above). The foregoing limited waiver is limited precisely as written and shall not, except as expressly provided above, constitute a waiver of any other provision of the Credit Agreement or related documents or a waiver or release of any right, power or remedy of Agent or any Lender under the Credit Agreement or any related document.

         C. INTEREST RATE PROVISIONS. In consideration of the foregoing, notwithstanding anything in subsection 2.2 of the Credit Agreement to the contrary, on and after the Forebearance Effective Date the applicable rate of interest with respect to any Loans shall be determined with respect to the Base Rate; provided that with respect to any Eurodollar Rate Loans outstanding as of the Forebearance Effective Date, such Loans may remain outstanding as Eurodollar Rate Loans until the last day of the Interest Period applicable thereto, at which time such Loan shall be converted to and remain a Base Rate Loan. On and after the Forebearance Effective Date, interest on all Base Rate Loans shall be payable monthly in arrears on the last Business Day of each month.

SECTION 2. CONDITIONS TO EFFECTIVENESS

         The effectiveness of the provisions set forth in Section 1 above as of January 31, 2000 is subject to the prior or concurrent satisfaction of the following conditions (the date of satisfaction of such conditions being referred to herein as the "FOREBEARANCE EFFECTIVE DATE"):

         A. EXECUTION. Borrower, Holdings, each Subsidiary Guarantor and Requisite Lenders shall have executed this Agreement.

         B. REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF AGREEMENTS. Borrower shall have delivered to Administrative Agent an Officer's Certificate, in form and substance satisfactory to Administrative Agent, to the effect that (i) the representations and warranties contained in Section 5 of the Credit Agreement, are and will be true, correct and complete in all material respects on and as of the Forebearance Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, except to the extent that any representations and warranties are untrue, incorrect or incomplete as a result of the implementation of Staff Accounting Bulletin 101, and (ii) Borrower shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by Borrower on or before the Forebearance Effective Date, except as otherwise disclosed to and agreed to in writing by Administrative Agent.

         C. COMPLETION OF PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Agreement and the Credit Agreement and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

         D. FEES. The Agents shall have received reimbursement or other payment of all out-of- pocket expenses required to be reimbursed or paid by Borrower hereunder or under any other Loan Document, including payment with respect to legal and other professional fees.

         E. NECESSARY CONSENTS. Each Loan Party shall have obtained all material consents necessary or advisable in connection with the execution of this Agreement.

         F. LENDERS' CONSENT. Requisite Lenders shall have executed this Agreement and shall have delivered an original thereof to Administrative Agent.

         G. OTHER REQUIREMENTS. Administrative Agent and Lenders shall have received such other documents and information regarding the Loan Parties as reasonably requested by the Administrative Agent.


SECTION 3. CERTAIN REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Agreement and to forebear from enforcing their rights and remedies as provided hereby, Borrower represents and warrants to each Lender that the following statements are true, correct and complete in all material respects:

         A. CORPORATE POWER AND AUTHORITY. Each Loan Party has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, and the other Loan Documents.

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Agreement and the performance of the Credit Agreement, and the other Loan Documents have been duly authorized by all necessary corporate action on the part of each Loan Party.

         C. NO CONFLICT. The execution and delivery by each Loan Party of this Agreement and the performance by each Loan Party of the Credit Agreement, and the other Loan Documents and the other transactions to be consummated on the Forebearance Effective Date do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Borrower or any Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any governmental authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this subsection 3.C, individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Loan Party (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Loan Party, except for such approvals or consents which will be obtained on or before the Forebearance Effective Date.

         D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any governmental authority is or will be required in connection with the execution and delivery by each Loan Party of this Agreement and the performance by Borrower of the Credit Agreement, and the other Loan Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

         E. BINDING OBLIGATION. This Agreement and the Credit Agreement have been duly executed and delivered by each Loan Party thereto and each constitutes a legal, valid and binding obligation of the Loan Parties, to the extent a party thereto, enforceable against the Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Forebearance Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, except to the extent that any representations and warranties are untrue, incorrect or incomplete as a result of the implementation of Staff Accounting Bulletin 101.

         G. ABSENCE OF DEFAULT. After giving effect to this Agreement, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Agreement that would constitute an Event of Default or a Potential Event of Default (other than Identified Events of Default).


SECTION 4. ACKNOWLEDGMENT AND CONSENT

         Each of Aaron Cremation & Burial Services, Inc., Aaron Cremation & Burial Services P.C., Benton Funeral Home, Inc., Buckner-Rush Enterprises, Inc., Bury-Pine Funeral Home, Inc., Carlisle Funeral Home, Inc., Cemetery Development Corporation, Inc., Clary-Godwin Funeral Home, Inc., Clayton Frank & Sons, Inc., Comander Funeral Home, Inc., Cremation Society of America, Incorporated, Dawson & Wikoff, Ltd., Fraser Funeral Home, Inc., Fred Hunter Memorial Services, Inc., Grotewold Simi Valley Mortuary, Inc., Hertz-Thoma Chapel, Ltd., Hignell Phelps Funeral Home, Inc., Hughes Funeral Chapel, J&W, Inc., John A. Beck Company, Kerley & Starks Funeral Homes, Inc., Lambert Corporation, Inc., McWane Family Funeral Home, Inc., Neal-Tarpley, Inc.,

Pifer-Smith Funeral Home, Inc., Pine Funeral Home, Inc., Pine Group, Inc., Pine Memorials, Inc., Prime Business Solutions, Inc., Prime Business Solutions of Kentucky, Inc., Prime Enterprises of California, Inc., Prime Holdings, Inc., Prime Holdings of Arkansas, Inc., Prime Holdings of California, Inc., Prime Holdings of Florida, Inc., Prime Holdings of Illinois, Inc., Prime Holdings of Indiana, Inc., Prime Holdings of Michigan, Inc., Prime Holdings of Minnesota, Inc., Prime Holdings of Nebraska, Inc., Prime Holdings of Ohio, Inc., Prime Holdings of West Virginia, Inc., Prime Indiana Limited Partnership, Prime Succession of Alabama, Inc., Prime Succession of Arizona, Inc., Prime Succession of Arkansas, Inc., Prime Succession of California, Inc., Prime Succession of Florida, Inc., Prime Succession of Georgia, Inc., Prime Succession of Illinois, Inc., Prime Succession of Indiana, Inc., Prime Succession of Iowa, Inc., Prime Succession of Kentucky, Inc., Prime Succession of Michigan, Inc., Prime Succession of Minnesota, Inc., Prime Succession of Missouri, Inc., Prime Succession of Nebraska, Inc., Prime Succession of New York, Inc., Prime Succession of South Carolina, Inc., Prime Succession of Tennessee, Inc., Prime Succession of Texas, Inc., Prime Succession of West Virginia, Inc., Prime Succession of Wisconsin, Inc., Prime Succession Partners, Inc., Roselawn Memorial Gardens, Inc., Rostad Mortuary, Inc., Simpson Funeral Home, Inc., Simpson-Meyer Corporation, Simpson-Volkman Corporation, Swem Funeral Home, Inc., Talisman Enterprises, Inc., The Funeral Outlet Store, Inc., Van Zantwick, Bartels and Kammeraad Funeral Homes, Inc., Vankirk Funeral Home, Incorporated, Weigel Funeral Home, Inc., Welsheimer Funeral Home, Inc., Whitney & Murphy Funeral Homes, Inc., Whitney & Murphy Life Insurance Agency, Inc., Williams Memorial Chapel, Inc., and Williams Memorial Chapel of Gordon, Inc. is a party to the Subsidiary Guaranty, Subsidiary Pledge Agreement and Subsidiary Security Agreement and Prime Succession Holdings, Inc. (together with the above mentioned parties, collectively referred to herein as the "CREDIT SUPPORT PARTIES") is a party to the Holdings Guaranty and Holdings Pledge Agreement (the Subsidiary Guaranty, Subsidiary Pledge Agreement, Forebearance Effective Date Mortgages, Subsidiary Security Agreement, Holdings Guaranty and Holdings Pledge Agreement are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS"), pursuant to which each Credit Support Party has (i) guarantied the Obligations and (ii) created Liens in favor of the Lenders on certain Collateral to secure its obligations under the Subsidiary Guaranty and Holdings Guaranty.

         Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Agreement and consents to the terms effected pursuant to this Agreement. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations", as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guaranteed Obligations" or "Secured Obligations", as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement, and the other Loan Documents, all as defined therein.

         Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Forebearance Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, except to the extent that any representations and warranties are untrue, incorrect or incomplete as a result of the implementation of Staff Accounting Bulletin 101.

         Each Credit Support Party, in its capacity as such, acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Agreement and (ii) nothing in the Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.


SECTION 5. MISCELLANEOUS

         A. REFERENCE TO, AND EFFECT ON, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (i) Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (ii) The execution, delivery and performance of this Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

         B. HEADINGS. Section and Subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         C. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL

LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         D. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


BORROWER:
                                     PRIME SUCCESSION, INC.
                                     (formerly known as Prime Succession
                                     Acquisition Corp.)


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     Notice Address:

                                     Olympic Corporate Center
                                     Suite 300
                                     3940 Olympic Boulevard
                                     Erlanger, Kentucky 41018
                                     Attention: Chief Executive Officer
                                     Facsimile: (606) 382-2522

                                     with a copy to each of the following:

                                     The Blackstone Group
                                     31st Floor
                                     345 Park Avenue
                                     New York, New York 10154
                                     Attention: Howard Lipson
                                     Telephone: (212) 583-5844
                                     Facsimile: (212) 583-5703

                                     The Loewen Group Inc.
                                     4126 Norland Avenue
                                     Burnaby, British Columbia
                                     V5G 358 Canada
                                     Attention: Robert Lundgren
                                     Telephone: (604) 293-6401
                                     Facsimile: (604) 473-7350

CREDIT SUPPORT
PARTIES:                             PRIME SUCCESSION HOLDINGS, INC.
                                     (formerly known as Prime Succession Inc.)


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     Notice Address:

                                     Olympic Corporate Center
                                     Suite 500
                                     3940 Olympic Boulevard
                                     Erlanger, Kentucky 41018
                                     Attention: Chief Executive Officer
                                     Facsimile: (606) 382-2522

                                     with a copy to each of the following:

                                     The Blackstone Group
                                     31st Floor
                                     345 Park Avenue
                                     New York, New York 10154
                                     Attention: Howard Lipson
                                     Telephone: (212) 583-5844
                                     Facsimile: (212) 583-5703

                                     The Loewen Group Inc.
                                     4126 Norland Avenue
                                     Burnaby, British Columbia
                                     V5G 358 Canada
                                     Attention: Robert Lundgren
                                     Telephone: (604) 293-6401
                                     Facsimile: (604) 473-7350

                                     AARON CREMATION & BURIAL SERVICES, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     AARON CREMATION & BURIAL SERVICES P.C.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     BENTON FUNERAL HOME, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     BUCKNER-RUSH ENTERPRISES, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     BURY-PINE FUNERAL HOME, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     CARLISLE FUNERAL HOME, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     CEMETERY DEVELOPMENT CORPORATION, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     CLARY-GODWIN FUNERAL HOME, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     CLAYTON FRANK & SONS, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     COMANDER FUNERAL HOME, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     CREMATION SOCIETY OF AMERICA, INCORPORATED


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     DAWSON & WIKOFF, LTD.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     FRASER FUNERAL HOME, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     FRED HUNTER MEMORIAL SERVICES, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     GROTEWOLD SIMI VALLEY MORTUARY, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     HERTZ-THOMA CHAPEL, LTD.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     HIGNELL PHELPS FUNERAL HOME, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     HUGHES FUNERAL CHAPEL


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     J&W, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     JOHN A. BECK COMPANY


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     KERLEY & STARKS FUNERAL HOMES, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     LAMBERT CORPORATION, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     MCWANE FAMILY FUNERAL HOME, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     NEAL-TARPLEY, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PIFER-SMITH FUNERAL HOME, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     PINE FUNERAL HOME, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PINE GROUP, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PINE MEMORIALS, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME BUSINESS SOLUTIONS, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME BUSINESS SOLUTIONS OF KENTUCKY, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     PRIME ENTERPRISES OF CALIFORNIA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME HOLDINGS, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME HOLDINGS OF ARKANSAS, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME HOLDINGS OF CALIFORNIA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME HOLDINGS OF FLORIDA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer



                                     PRIME HOLDINGS OF ILLINOIS, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     PRIME HOLDINGS OF INDIANA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME HOLDINGS OF MICHIGAN, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME HOLDINGS OF MINNESOTA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME HOLDINGS OF NEBRASKA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer



                                     PRIME HOLDINGS OF OHIO, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     PRIME HOLDINGS OF WEST VIRGINIA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME INDIANA LIMITED PARTNERSHIP
                                     By Prime Succession of Illinois, Inc.,
                                       its general partner

                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME SUCCESSION OF ALABAMA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME SUCCESSION OF ARIZONA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer



                                     PRIME SUCCESSION OF ARKANSAS, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     PRIME SUCCESSION OF CALIFORNIA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME SUCCESSION OF FLORIDA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME SUCCESSION OF GEORGIA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME SUCCESSION OF ILLINOIS, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer



                                     PRIME SUCCESSION OF INDIANA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     PRIME SUCCESSION OF IOWA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME SUCCESSION OF KENTUCKY, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME SUCCESSION OF MICHIGAN, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME SUCCESSION OF MINNESOTA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer



                                     PRIME SUCCESSION OF MISSOURI, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     PRIME SUCCESSION OF NEBRASKA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME SUCCESSION OF NEW YORK, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME SUCCESSION OF SOUTH CAROLINA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME SUCCESSION OF TENNESSEE, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     PRIME SUCCESSION OF TEXAS, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME SUCCESSION OF WEST VIRGINIA, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME SUCCESSION OF WISCONSIN, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     PRIME SUCCESSION PARTNERS, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     ROSELAWN MEMORIAL GARDENS, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     ROSTAD MORTUARY, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     SIMPSON FUNERAL HOME, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     SIMPSON-MEYER CORPORATION


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     SIMPSON-VOLKMAN CORPORATION


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     SWEM FUNERAL HOME, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     TALISMAN ENTERPRISES, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     THE FUNERAL OUTLET STORE, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     VAN ZANTWICK, BARTELS AND
                                       KAMMERAAD FUNERAL HOMES, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     VANKIRK FUNERAL HOME, INCORPORATED


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     WEIGEL FUNERAL HOME, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

                                     WELSHEIMER FUNERAL HOME, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     WHITNEY & MURPHY FUNERAL HOMES, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     WHITNEY & MURPHY LIFE INSURANCE
                                       AGENCY, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     WILLIAMS MEMORIAL CHAPEL, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer


                                     WILLIAMS MEMORIAL CHAPEL OF GORDON, INC.


                                     By:
                                        ------------------------------
                                        Name: Gary L. Wright
                                        Title: Chief Executive Officer

AGENTS AND LENDERS:

                                     GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                     individually and as Syndication Agent
                                     and as Arranging Agent


                                     By:
                                        ------------------------------
                                            Authorized Signatory

                                     Notice Address:

                                     Goldman, Sachs & Co.
                                     85 Broad Street
                                     New York, New York 10004
                                     Attention: Stephen King
                                     Telephone: (212) 902-8123
                                     Facsimile: (212) 357-0932

                                     THE BANK OF NOVA SCOTIA,
                                     individually and as Administrative Agent


                                     By:
                                        ------------------------------
                                        Name:
                                        Title:

                                     Notice Address:

                                     The Bank of Nova Scotia
                                     Atlanta Agency
                                     Suite 2700
                                     600 Peachtree Street, N.E.
                                     Atlanta, Georgia 30308
                                     Attention: Hilma Gabbidon
                                     Telephone: 404-877-1558
                                     Facsimile: 404-888-8998

                                     with a copy to:

                                     The Bank of Nova Scotia
                                     New York, New York
                                     Attention: Pieter Van Schaick
                                     Telephone: 212-225-5005
                                     Facsimile: 212-225-5090

                                     MEDICAL LIABILITY MUTUAL INSURANCE
                                       COMPANY


                                     By:
                                        ------------------------------
                                        Name:
                                        Title:

                                     Notice Address:

                                     Invesco Senior Secured Management, Inc.
                                     1166 Avenue of the Americas
                                     27th Floor
                                     New York, New York 10036-2789
                                     Attention: Anthony R. Clemente
                                     Telephone: (212) 278-9870
                                     Facsimile: (212) 278-9619

                                     MORGAN STANLEY DEAN WITTER
                                       PRIME INCOME TRUST


                                     By:
                                        ------------------------------
                                        Name:
                                        Title:

                                     Notice Address:

                                     Two World Trade Center
                                     72nd Floor
                                     New York, New York 10048
                                     Attention: Kevin Egan
                                     Telephone: (212) 392-5845
                                     Facsimile: (212) 392-5345

                                     MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.


                                     By:
                                        ------------------------------
                                        Name:
                                        Title:

                                     Notice Address:

                                     Merrill Lynch Senior Floating Rate
                                       Fund, Inc.
                                     800 Scudders Mill Road - Section 1B
                                     Plainsboro, New Jersey 08536
                                     Attention: Joseph Moroney
                                     Telephone: (609) 282-8926
                                     Facsimile: (609) 282-2756

                                     MERRILL LYNCH PRIME RATE PORTFOLIO
                                     By: Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor


                                     By:
                                        ------------------------------
                                        Name:
                                        Title:

                                     Notice Address:

                                     Merrill Lynch Prime Rate Portfolio
                                     800 Scudders Mill Road - Section 1B
                                     Plainsboro, New Jersey 08536
                                     Attention: Joseph Moroney
                                     Telephone: (609) 282-8926
                                     Facsimile: (609) 282-2756

                                     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                                     By:
                                        ------------------------------
                                        Name:
                                        Title:

                                     Notice Address:

                                     1295 State Street
                                     Springfield, MA 01111
                                     Attention: John B. Wheeler
                                     Telephone: (413) 744-6228
                                     Facsimile: (413) 744-6127

                                     STEIN ROE & FARNHAM INCORPORATED
                                     as Agent for Keyport Life Insurance Company


                                     By:
                                        ------------------------------
                                        Name:
                                        Title:

                                     Notice Address:

                                     Stein Roe & Farnham
                                     One South Wacker Drive
                                     23rd Floor
                                     Chicago, IL 60606
                                     Attention: James R. Fellows
                                     Telephone: (312) 368-5641
                                     Facsimile: (312) 368-7857

                                     SENIOR DEBT PORTFOLIO
                                     By: Boston Management and Research
                                         as Investment Advisor


                                     By:
                                        ------------------------------
                                        Name:
                                        Title:

                                     Notice Address:

                                     24 Federal Street
                                     Boston, MA 02110
                                     Attention: Scott H. Page
                                     Telephone: (617) 598-8486
                                     Facsimile: (617) 617-695-9594 or
                                                (707) 202-0815

                                     OAKTREE CAPITAL MANAGEMENT, LLC


                                     By:
                                        ------------------------------
                                        Name:
                                        Title:

                                     Notice Address:

                                     333 S. Grand Avenue
                                     28th Floor
                                     Los Angeles, CA 90071
                                     Attention: Matt Barrett
                                     Telephone: (213) 830-6407
                                     Facsimile: (213) 830-6494

                                     PPM AMERICA SPECIAL INVESTMENT FUND, L.P.


                                     By:
                                        ------------------------------
                                        Name:
                                        Title:

                                     Notice Address:

                                     225 W. Wacker Drive
                                     Suite 1200
                                     Chicago, IL 60606
                                     Attention: Brian Schinderle
                                     Telephone: (312) 634-2572
                                     Facsimile: (312) 634-0053

                                     PPM AMERICA SPECIAL INVESTMENTS
                                     CBO II L.P.


                                     By:
                                        ------------------------------
                                        Name:
                                        Title:

                                     Notice Address:

                                     225 W. Wacker Drive
                                     Suite 1200
                                     Chicago, IL 60606
                                     Attention: Brian Schinderle
                                     Telephone: (312) 634-2572
                                     Facsimile: (312) 634-0053

                                   SCHEDULE 1

                          Identified Events of Default.


         Events of Default under the Credit Agreement with respect to a breach of the provisions of Sections 7.6.A., 7.6.B, 7.6.C occurring on or prior to March 15, 2000.






                                  Schedule I-1